Geovic Mining Corp. Announces Extension of Definitive Agreement of Geovic Cameroon Plc with China’s JXTC Anticipating a Strategic Investment in the Nkamouna Project

September 24, 2014 - Denver, CO - Geovic Mining Corp. ("Geovic" or "the Company", NEX:GMC.H, OTCBB:GVCM), on behalf of its 60.5%-owned subsidiary Geovic Cameroon Plc (“Geovic Cameroon”), is pleased to announce that it has agreed to an extension of the Definitive Agreement (“DA”) with Jiangxi Rare Metals Tungsten Holdings Group Company Ltd (“JXTC”) of Nanchang, Jiangxi Province, China through December 31, 2014.

Geovic holds the following equity interests in various exploration projects: a 60.5 percent interest in the advanced Geovic Cameroon PLC Cobalt-Nickel-Manganese Project in Cameroon; a 100 percent interest in Geovic Nouvelle Caledonie SAS’s Chromite Project in New Caledonia; a 100 percent interest in Geovic’s Chromite Project in Papua New Guinea; a 100 percent interest in Geovic’s Arizona Gold Project; and a 10 percent interest in the Wind Mountain Rare Metals Project in New Mexico.

JXTC is a large state-owned enterprise with significant mining and industrial operations in cobalt, copper, tungsten, and other rare metals. The terms and conditions of the DA extension were agreed amongst JXTC, Societe Nationale d'Investissement du Cameroun (SNI), the National Investment Corporation of Cameroon that owns or represents 39.5% of Geovic Cameroon, Geovic, Geovic Ltd and Geovic Cameroon. Geovic Cameroon plans to develop the Nkamouna cobalt-nickel-manganese Project (the “Project”) in Cameroon, Africa. The DA, as extended, anticipates the completion of a strategic investment by JXTC in the Project.

The transaction contemplated by the DA, as extended, establishes JXTC’s intent to acquire 60.5% of the existing shares of Geovic Cameroon pursuant to the execution of a Share Purchase Agreement between JXTC and Geovic. In addition to acquiring 60.5% interest in Geovic Cameroon, JXTC would also secure 100% of the mixed cobalt-nickel sulphide product (MSP) to be produced by the Project through a long-term arm’s length Off-Take Agreement with Geovic Cameroon.

Geovic Mining Background

Geovic is a U.S.-based corporation whose principal asset is 60.5% indirect ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and project information may be found on the websites www.sedar.com, and www.sec.gov. For more information, please go to www.geovic.net or contact:

Michael Mason

Chairman and CEO

Geovic Mining Corp.

Telephone (303) 476-6455

mt_mason@msn.com

On behalf of the Board

Michael T. Mason, CEO

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the proposed drilling program, the results of the drilling program, the merits of the Company’s mineral projects, the Company’s interest in its mineral projects, the Company’s drill programs and exploration plans and the Company’s plan and expectations regarding its mineral projects. In certain cases, forward-looking statements can be identified by the use of words such as “potential”, “planned”, “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or statements that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others, risks related to exploration activities and operations; actual results of current exploration activities; conclusions of economic evaluations; predicted capital costs, operating costs, the ability to obtain financing and to market the products, production rates; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore resources, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labor disputes, other risks of the mining industry, delays in obtaining governmental approvals or financing or in the completion of development or construction activities and other factors as described in detail in the Company’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.